                                                                     EXHIBIT 4.5

               STOCKHOLDERS' AND REGISTRATION RIGHTS AGREEMENT

                                                                  EXECUTION COPY
                                                                  --------------

                         STOCKHOLDERS' AND REGISTRATION
                                RIGHTS AGREEMENT

         STOCKHOLDERS' AND REGISTRATION RIGHTS AGREEMENT, dated as of October 11, 2001 (the "AGREEMENT"), by and among the signatories hereto (each, a "STOCKHOLDER"), which are direct or indirect holders of all of the outstanding equity securities of Telemundo Communications Group, Inc., a Delaware corporation (the "COMPANY"), and General Electric Company, a New York corporation (the "ISSUER").

         WHEREAS, as of the date hereof, the number of shares of capital stock of the Company directly owned, of record or beneficially, by each Stockholder or its wholly owned subsidiary (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act (as defined in Section 1.1)) is set forth on the signature pages hereto (such shares, or any other voting or equity securities of the Company hereafter acquired by any Stockholder prior to the Closing Date, being referred to herein collectively as the "COMPANY STOCK");

         WHEREAS, concurrently with the execution of this Agreement, the Issuer, National Broadcasting Company, Inc., a Delaware corporation and a wholly owned subsidiary of the Issuer, TN Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Issuer (the "ACQUISITION SUBSIDIARY"), SPE Mundo Investment Inc., a California corporation, and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT"), pursuant to which, upon the terms and subject to the conditions thereof, the Company will be merged with and into the Acquisition Subsidiary, and the Acquisition Subsidiary will be the surviving corporation (the "MERGER"); and

         WHEREAS, certain of the Stockholders will, prior to the Merger, distribute Company Stock to their direct and indirect owners.

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the parties hereby agree, severally and not jointly, as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 CERTAIN DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         "beneficially own" means to possess beneficial ownership as determined under Rule 13d-3 under the Exchange Act.

         "BUSINESS DAY" means a day of the year other than a Saturday, Sunday or other day on which banks are required or authorized to close in New York City.

         "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "CONFIDENTIAL INFORMATION" means all confidential or proprietary information of the Company or relating to its business. "Confidential Information" shall not include information that (a) at the time of disclosure is generally available to and known by the public (other than as a result of a disclosure directly by the Stockholder or any of its Representatives in violation of Section 2.6 hereof), (b) is made available to such Stockholder on a non-confidential basis from a source that was not known to the Stockholder to be prohibited from disclosing such information to such Stockholder by a contractual, legal or fiduciary obligation or (c) is known to the Stockholder prior to or independently of its relationship with the Company.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such successor federal statute.

         "ISSUER COMMON STOCK" means the common stock, par value $.06 per share, of the Issuer.

         "INDEMNIFICATION AGREEMENT" means the Indemnification Agreement, to be executed by and among James McNamara, Alan J. Sokol, certain of the Stockholders, Acquisition Subsidiary and the other parties thereto.

         "PERMITTED TRANSFEREE" means any subsidiary or other affiliate controlled by or under common control with a Stockholder, any member or partner of such Stockholder and any member or partner of such member or partner identified to the Issuer prior to any transfer of Registrable Securities pursuant to Section 3.5(a)(i).

         "PERSON" means any individual, corporation, limited liability company, partnership, trust, firm, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency, department or political subdivision thereof) or other entity of any kind.

         "PROSPECTUS" means the prospectus related to any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 415 under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference in such prospectus.

         "REGISTRABLE SECURITIES" means (i) the Shares and (ii) any Related Registrable Securities. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Issuer and subsequent public distribution of them shall not, in the opinion of counsel to the holders (or in the opinion of counsel to the Issuer, which opinion is reasonably satisfactory to the holders), require registration of them under the Securities Act, or (d) they shall have ceased to be outstanding. All references to percentages of Registrable Securities shall be calculated pursuant to Section 4.7.

         "REGISTRATION EXPENSES" means all costs, fees and expenses incident to the Issuer's performance of or compliance with Section 3.1, including all registration and filing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, and the fees and disbursements of counsel for the Issuer and of its independent public accountants.

         "REGISTRATION STATEMENT" means the Shelf Registration Statement and any Subsequent Registration Statement.

         "RELATED REGISTRABLE SECURITIES" means any securities of the Issuer issued or issuable with respect to the Shares by way of a conversion, exchange, replacement, stock dividend or stock split or other distribution or in connection with a combination of shares, conversion, exchange, replacement, recapitalization, merger, consolidation or other reorganization or otherwise; PROVIDED, that the term "Related Registrable Securities" shall not include any such securities received in a transaction registered under the Securities Act.

         "REQUISITE HOLDERS" means, as of any date, holders of at least 50% of the shares of Registrable Securities held by all holders of Registrable Securities outstanding as of such date.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act, shall include a reference to the comparable section, if any, of any such successor federal statute.

         "SHARES" means the shares of Issuer Common Stock to be received by the Stockholders pursuant to the Merger Agreement.

         "WRITTEN CONSENT" means the consent executed by each Stockholder in accordance with the General Corporation Law of the State of Delaware approving the Merger Agreement.

         1.2 CAPITALIZED TERMS. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

         1.3 OTHER DEFINITIONS. The following capitalized terms are defined in the following sections of this Agreement:

              TERM                                         SECTION
              ----                                         -------
              Acquisition Subsidiary                       Recitals
              Agreement                                    Preamble
              Company                                      Preamble
              Company Stock                                Recitals
              Deferral Period                              3.6(b)
              Effective Time                               3.1(a)
              Effectiveness Period                         3.1(a)
              Issuer                                       Preamble
              Merger                                       Recitals
              Merger Agreement                             Recitals
              Original Stockholder                         2.6
              Pledgee                                      3.5
              Representative                               2.6
              Stockholder                                  Preamble
              Shelf Registration Statement                 3.1(a)
              Subsequent Registration Statement            3.1(b)

                                   ARTICLE II

              REPRESENTATIONS AND WARRANTIES AND CERTAIN COVENANTS

         2.1 REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER. Each Stockholder hereby, severally, and not jointly, represents and warrants to the Issuer with respect to itself and its ownership of its Company Stock as follows:

                  (a) OWNERSHIP OF COMPANY STOCK. Except as set forth on Schedule A hereto (which exceptions shall be eliminated by the relevant Stockholder on or prior to the Closing Date), such Stockholder or its wholly owned direct or indirect subsidiary owns of record and beneficially all of the shares of Company Stock set forth under its signature on the signature pages hereto and has good and marketable title to such Company Stock, free and clear of any Liens or preemptive rights. Such Stockholder does not beneficially own, directly or indirectly, any shares of Company Stock other than the shares of Company Stock as set forth under its signature on the signature pages hereto. Except pursuant to the Company Stockholders Agreement, such Stockholder or its wholly owned direct or indirect subsidiary has sole voting power, without restrictions, with respect to all of such shares of Company Stock.

                  (b) ORGANIZATION, POWER AND AUTHORITY, BINDING AGREEMENT. Such Stockholder, if not an individual, is a corporation, partnership, trust or limited liability company, duly formed, legally existing and in good standing under the laws of its state of incorporation or formation, has all requisite corporate or limited liability company, partnership or trust power and authority to enter into this Agreement and the Written Consent. This Agreement, the Written Consent and the Indemnification Agreement have been duly and validly authorized by all necessary corporate, limited liability company, partnership, trust or similar action and have been, or at Closing will be, as applicable, duly executed and delivered by such Stockholder and this Agreement, the Written Consent and the Indemnification Agreement (assuming due execution and delivery by the other parties hereto) constitute the valid and binding obligations of such Stockholder, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

                  (c)      NO CONFLICTS.

                           (i)      The execution and delivery of this
Agreement, the Written Consent and the Indemnification Agreement by such Stockholder do not, and the consummation by such Stockholder of the transactions contemplated by this Agreement, the Written Consent, the Merger Agreement and the Indemnification Agreement will not, (i) conflict with, or result in any violation or breach of, any provision of the charter, by-laws or other organizational document of such Stockholder, (ii) conflict with, or result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation) under, require a consent or waiver under, constitute a change in control under, or result in the imposition of any Lien on such Stockholder's shares of Company Stock under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or instrument to which such Stockholder is a party or by which it or any of its properties or assets may be bound, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or any of its properties or assets, except in the case of clauses (ii) and (iii) of this Section 2.1(c)(i) for any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations or Liens as would not have a material adverse effect on the ability of the Stockholders, or any of them, to consummate the transactions contemplated by this Agreement or on the consummation of the Merger or effectiveness of the Registration Statement.

                           (ii)     Other than as set forth in the Merger
Agreement, no consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity is required by or with respect to such

Stockholder in connection with the execution and delivery of this Agreement, the Written Consent or the Indemnification Agreement by such Stockholder.

                  (d)      ACCREDITED INVESTOR; ACQUISITION FOR INVESTMENT.

                           (i)      Such Stockholder is an accredited investor
as defined in Regulation D promulgated under the Securities Act. Any shares of Issuer Common Stock acquired by such Stockholder pursuant to the transactions contemplated hereby and by the Merger Agreement are being acquired by such Stockholder for its own account for investment and not with a view to any distribution or resale thereof in any transaction which would be in violation of the Securities Act, and the rules promulgated thereunder, or any state securities statute or regulation, without prejudice, however, to the rights of such Stockholder at all times to sell or otherwise dispose of all or any part of its Issuer Common Stock under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of such Stockholder's property being at all times within its control.

                           (ii)     Such Stockholder acknowledges that the
shares of Issuer Common Stock, at the time of issuance, are not being registered under the Securities Act or any state securities or "blue sky" law or regulation and such shares cannot be sold or otherwise disposed of except in compliance with the Securities Act, applicable state securities or "blue sky" laws and regulations or in reliance upon an exemption therefrom, and that the certificates representing such shares will contain a legend, as set forth in
Section 2.2 hereof, to such effect.

                           (iii)    Such Stockholder has such knowledge and
experience in financial and business matters that such Stockholder is capable of evaluating the merits and risks of the prospective investment in the shares of Issuer Common Stock and is able to bear the economic consequences thereof.

                           (iv)     Such Stockholder and such Stockholder's
representatives have been given a full opportunity to examine all documents relating to the transactions contemplated hereby, including the issuance of Issuer Common Stock, including the Merger Agreement, this Agreement, and the Indemnification Agreement and to ask questions of, and to receive answers from, the Company, the Issuer and their respective representatives concerning the terms of the Merger, such Stockholder's investment in the shares of Issuer Common Stock and the business of the Issuer and such other information as such Stockholder desires in order to evaluate an investment in the shares of Issuer Common Stock, and all such questions have been answered to the full satisfaction of such Stockholder.

                           (v)      Such Stockholder has been furnished with all
publicly available information about the Issuer's assets, operations and business activities which such Stockholder has requested and which such Stockholder considers necessary or relevant to enable such Stockholder to make a decision about such Stockholder's acquisition of the shares of Issuer Common Stock.

                           (vi)     Such Stockholder is not a foreign person
within the meaning of Section 1445 of the Code.

         2.2 CERTAIN ACKNOWLEDGMENTS. Each Stockholder acknowledges that the Shares will be issued at the Closing pursuant to an exemption from registration under the Securities Act and applicable state securities law and agrees not to sell or otherwise dispose of the Shares in any transaction which would be in violation of the Securities Act or applicable state securities law. Each Stockholder acknowledges that the following legend will appear on the certificates for the Shares reflecting the foregoing restriction. The Issuer shall, at the request of any holder of Registrable Securities, remove from each certificate evidencing Registrable Shares the legend described above if in the opinion of counsel reasonably acceptable to the Issuer the securities evidenced thereby may be publicly sold without registration under the Securities Act.

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE OR ANY OTHER SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE ASSIGNED, EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER ALL APPLICABLE SECURITIES OR "BLUE SKY" LAWS, OR (II) UPON THE FURNISHING TO GENERAL ELECTRIC COMPANY BY THE HOLDER OF THIS CERTIFICATE OF AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO GENERAL ELECTRIC COMPANY THAT SUCH TRANSACTION IS NOT REQUIRED TO BE REGISTERED UNDER APPLICABLE SECURITIES OR "BLUE SKY" LAWS."

         2.3 REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer hereby represents and warrants to the Stockholders as follows:

                  (a) POWER, BINDING AGREEMENT. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to enter into this Agreement. This Agreement has been duly executed and delivered by the Issuer and constitutes the valid and binding obligation of the Issuer and (assuming due execution and delivery by the other parties hereto) enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

                  (b)      NO CONFLICTS.

                           (i)      The execution and delivery of this Agreement
by the Issuer does not, and the consummation by the Issuer of the transactions contemplated by this Agreement will not, (1) conflict with, or result in any violation or breach of, any provision of the charter, by-laws or other organizational document of the Issuer, (2) conflict with, or result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation) under, require a consent or waiver under, constitute a change in control under, or result in the imposition of any Lien on the Issuer's assets under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or instrument to which the Issuer is a party or by which it or any of its properties or assets may be bound, or (3) conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to the Issuer or any of its properties or assets, except in the case of clauses (2) and (3) of this Section 2.3(b)(i) for any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations or Liens as would not, individually or in the aggregate, materially and adversely affect the ability of the Issuer to consummate the transactions contemplated by this Agreement or the consummation of the Merger or effectiveness of the Registration Statement.

                           (ii)     No consent, approval, license, permit, order
or authorization of, or registration, declaration, notice or filing with, any Governmental Entity is required by or with respect to the Issuer in connection with the execution and delivery of this Agreement by the Issuer or the consummation by the Issuer of the transactions contemplated by this Agreement, except for filings and other actions required by the Securities Act, the Exchange Act, and state securities or "blue sky" laws.

         2.4 TRANSFERS OF COMPANY STOCK. Notwithstanding anything to the contrary contained herein, Station Partners, LLC shall distribute some or all of its shares of Company Stock to its members on or prior to the Closing Date. In addition, BCF Media, LLC shall distribute some or all of the shares of Company Stock it receives in a distribution in accordance with the preceding sentence to its members on or prior to the Closing Date, and Bastion Capital Fund L.P. shall distribute to its general partner on or prior to the Closing Date some or all of the shares of Company Stock it received in a distribution from BCF Media, LLC.

         2.5      CASH ELECTION. The Stockholders shall, prior to the earlier of
(x) the fifth Business Day preceding the Closing and (y) the 10th Business Day following the date on which the Issuer gives the Company and the Stockholders notice that it intends to file a registration statement pursuant to Section 3.1(a) of this Agreement, cause Cash Elections to be made in respect of not less than 50% and not more than 55% of the Effective Time Outstanding Share Amount; provided, however, that if the Stockholders shall fail to make such elections in satisfaction of this Section 2.5, then the parties agree that Cash Elections shall be deemed to have been made in respect of 55% of the Effective Time Outstanding Share Amount, treating the cash to be paid pursuant to Section 2.1(b)(i)(A) of the Merger Agreement as if paid pursuant to a Cash Election;

provided, further, the foregoing shall be subject to the limitations set forth in Section 2.1(f)(ii) of the Merger Agreement.

         2.6 CONFIDENTIALITY. From the Closing Date until the first anniversary of the Closing Date, each Stockholder that is a signatory hereto as of the date hereof (each, an "ORIGINAL STOCKHOLDER") shall use all commercially reasonable efforts to refrain from and shall use all commercially reasonable efforts to cause its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives (collectively, "REPRESENTATIVES") to refrain from, publicly disclosing or publicly disseminating any Confidential Information received by it in its capacity as a Stockholder or received by its designees, if any, that serve on the board of directors of the Company. Notwithstanding the foregoing, nothing shall be deemed to limit or restrict the right of an Original Stockholder or any of its Representatives to disclose or disseminate publicly any information (i) that was obtained through other sources, including any commercial relationships with the Company or any of its affiliates, (ii) that such parties are legally required to disclose, (iii) that may be necessary or advisable to disclose to taxing authorities in connection with the payment of taxes, (iv) in connection with filings made with the Commission, the Federal Communications Commission, any stock exchange or other applicable regulatory authority, (v) that is contractually required to be disclosed or (vi) that is necessary to be disclosed in order to consummate the transactions contemplated by this Agreement, the Merger Agreement or the Indemnification Agreement.

                                   ARTICLE III

                               REGISTRATION RIGHTS

         3.1      SHELF REGISTRATION.

                  (a) The Issuer shall prepare and file a "shelf" registration statement (the "SHELF REGISTRATION STATEMENT") with respect to the Registrable Securities to be issued to the Stockholders pursuant to the Merger Agreement, on Form S-3 for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. The Issuer agrees to give the Company and the Stockholders not less than 30 days advance notice of its intent to file the Shelf Registration Statement. Subject to the provisions of
Section 3.6 hereof, the Issuer shall use commercially reasonable efforts to file the Shelf Registration Statement no later than 30 days prior to the date it reasonably anticipates the Closing will occur; PROVIDED that no such filing shall be required to be made prior to the Closing if the Issuer determines following consultation with outside securities counsel to the Issuer that such filing could prevent the offer and sale of the Issuer Common Stock to the Stockholders in the Merger from having the benefit of an exemption from registration under the Securities Act, and a firm of outside securities counsel to the Stockholders reasonably concurs with the advice of such outside securities counsel to the Issuer. The Issuer shall use commercially reasonable efforts to have the Shelf Registration Statement declared effective on the Closing Date or promptly thereafter and shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, subject to the provisions of
Section 3.6 hereof, during the time (the "EFFECTIVENESS PERIOD") from the date such Shelf Registration Statement is declared effective (the "EFFECTIVE TIME") until the earlier of (i) one year after the Closing, or (ii) such time as all of the Registrable Securities cease to be Registrable Securities. At the Effective Time, each Stockholder (and each subsidiary of such Stockholder designated by such Stockholder) shall be named as a selling securityholder in the Shelf Registration Statement and related Prospectus in such a manner as to permit such Stockholder (and such designees) to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law under ordinary circumstances, subject to compliance with blue sky laws. The "Plan of Distribution" section of the Shelf Registration Statement and Prospectus shall state that the Registrable Securities may be sold by the selling securityholders following the Effective Time in any legal manner selected by the Stockholders.

                  (b) If the Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, the Issuer shall, subject to the provisions of Section 3.6 hereof, use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event within 15 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected by the Issuer to obtain the withdrawal of such order suspending the effectiveness thereof or, as promptly as practicable thereafter, file an additional registration statement (the "SUBSEQUENT REGISTRATION STATEMENT") covering the resale by the Stockholders of all of the then Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. If the Subsequent Registration Statement is filed, the Issuer shall use commercially reasonable efforts, subject to the provisions of Section
3.6 hereof, to cause the Subsequent Registration Statement to become effective under the Securities Act and remain continuously effective during the Effectiveness Period.

                  (c) The Issuer shall pay all Registration Expenses incurred in connection with the Shelf Registration Statement, any Subsequent Registration Statement and any supplements or amendments to them, whether or not they become effective, and whether all, none or some of the Registrable Securities are sold pursuant to any Registration Statement. It is understood and agreed that the Issuer may also register for public offering and sale pursuant to the Shelf Registration Statement or any Subsequent Registration Statement, initially or by amendment, securities other than Registrable Securities, but in doing so shall not limit any Stockholder's rights hereunder (including any limitation arising by application of applicable rules under the Securities Act with respect to Registrable Securities sold pursuant to such Shelf Registration Statement or Subsequent Registration Statement by any Person other than a Stockholder) or materially and adversely affect any Stockholder's ability to sell its Registrable Securities.

         3.2      REGISTRATION PROCEDURES.

                  (a) In connection with each Registration Statement, the Issuer shall, as promptly as practicable, subject to the provisions of Section
3.6 hereof:

                           (i)      supplement or amend, if necessary, the
Registration Statement, as required by the registration form utilized by the Issuer or by the instructions applicable to such registration form or by the Securities Act or as reasonably required by the Requisite Holders and the Issuer shall furnish to the holders of the Registrable Securities to which the Registration Statement relates copies of any such supplement or amendment prior to its being used and/or filed with the Commission;

                           (ii)     prepare and file with the Commission such
amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective as required under Section 3.1 and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement until the earlier of (x) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in the Registration Statement or (y) the expiration of the Effectiveness Period;

                           (iii)    furnish to each seller of Registrable
Securities covered by the Registration Statement such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits) and such number of copies of the Prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other Prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                           (iv)     use commercially reasonable efforts (1) to
register or qualify all Registrable Securities and other securities covered by the Registration Statement under such other securities or "blue sky" laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by the Registration Statement shall reasonably request, (2) to keep such registration or qualification in effect during the Effectiveness Period, (3) to obtain the withdrawal of any order or other determination suspending such registration or qualification during the Effectiveness Period and (4) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Issuer shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                           (v)      use commercially reasonable efforts to cause
all Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Entities as may be necessary in the written opinion of counsel to the Issuer and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities within the United States of America;

                           (vi)     use commercially reasonable efforts to
furnish at the effective date of the Registration Statement, to each seller of Registrable Securities, a signed counterpart of an opinion of counsel for the Issuer, dated the effective date of the Registration Statement and in form customary for delivery to selling holders of securities under such registration statements;

                           (vii)    give notice to all holders of Registrable
Securities (1) when the Registration Statement, any Prospectus or Prospectus supplement relating thereto or post-effective amendment to the Registration Statement has been filed with the Commission, (2) of any request, following the Effective Time, by the Commission or any other federal or state Governmental Entity for amendments or supplements to the Registration Statement or related Prospectus or for additional information, (3) of the issuance by the Commission or any other federal or state Governmental Entity of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat in writing of any proceedings for that purpose, (4) of the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threat in writing of any proceeding for such purpose, (5) of the occurrence of (but not the nature of or details concerning) any of the events described in Section 3.6(a) (PROVIDED, HOWEVER, that no notice by the Issuer shall be required pursuant to this clause (5) in the event that the Issuer either promptly files a Prospectus supplement or amendment to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information with respect to such event that results in the Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein not misleading) and (6) of the determination by the Issuer that a post-effective amendment to a Registration Statement will be filed with the Commission;

                           (viii)   otherwise use commercially reasonable
efforts to comply with all applicable rules and regulations of the Commission, and, if requested, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each such seller of Registrable Securities a copy of any amendment or supplement to the Registration Statement or prospectus;

                           (ix)     timely file all reports required to be filed
with the Commission under the Exchange Act;

                           (x)      cooperate with each holder to facilitate the
timely preparation and delivery of certificates representing Registrable Securities sold pursuant to a Registration Statement, and provide the transfer agent for the Shares with certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company; and

                           (xi)     use commercially reasonable efforts to list
all Registrable Securities covered by the Registration Statement on the New York Stock Exchange.

                  (b) The Issuer may (i) require each seller of Registrable Securities as to which any registration is being effected to furnish the Issuer such information regarding such seller and the distribution of such securities as the Issuer may from time to time reasonably request in writing and (ii) require each seller of Registrable Securities to agree to comply with the Securities Act and the Exchange Act and all applicable state securities laws and to use commercially reasonable efforts to comply with all applicable regulations in connection with the registration and distribution of the Registrable Securities.

                  (c) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in clauses (i) and (ii) of the first sentence of Section 3.6(b), such holder shall forthwith discontinue such holder's disposition of Registrable Securities pursuant to the Registration Statement until such holder receives copies of the supplemented or amended Prospectus contemplated by Section 3.2(a)(i) or 3.2(a)(ii) and, if so directed by the Issuer, will promptly deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies, then in such holder's possession of the Prospectus relating to such Registrable Securities current at the time of receipt of such notice.

         3.3      INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE ISSUER. The Issuer shall, and hereby does, indemnify and hold harmless, in the case of any Registration Statement, each seller of any Registrable Securities covered by such Registration Statement and each Person who controls such seller and their respective directors, officers, partners, shareholders, employees and affiliates or controlling persons against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director, officer, partner, shareholder, employee, affiliate or controlling person may become subject under the Securities Act or otherwise, including the reasonable fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Issuer will promptly reimburse each such seller and each such director, officer, partner, shareholder, employee, affiliate and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED, HOWEVER, that the Issuer shall not be liable (i) in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such seller, specifically for use in the preparation thereof and (ii) for any loss, claim, damage, liability, action or proceeding if (1) the Issuer has notified the seller to suspend use of the Prospectus pursuant to Section 3.2(c), (2) the seller continues to use the relevant Prospectus notwithstanding such notice, and (3) such loss, claim, damage, liability, action, or proceeding arises from, is in connection with or relates to an untrue statement or alleged untrue statement of any material fact or omission to state a material fact that was cured in the supplemented or amended Prospectus contemplated by Section 3.2(a)(i) or 3.2 (a)(ii). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such seller or any such director, officer, partner, shareholder, employee, affiliate or controlling person and shall survive the transfer of such securities by such seller.

                  (b) INDEMNIFICATION BY THE SELLERS. Each seller of any Registrable Securities and each other Person who controls such seller, within the meaning of the Securities Act shall, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.3(a)) the Issuer, and each director, officer, employee and shareholder of the Issuer and each other Person who controls the Issuer within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact contained in or any omission or alleged omission to state therein a material fact in any such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such seller specifically for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; PROVIDED, HOWEVER, that (i) the liability of such indemnifying party under this Section 3.3(b) shall be limited to the amount of net proceeds received by such indemnifying party in the offering giving rise to such liability, and (ii) such indemnifying party shall not be liable under this
Section 3.3(b) for any loss, claim, damage, liability, action or proceeding arising from, in connection with or relating to such an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact if such party provided the Issuer with information for inclusion in such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement that would have cured such untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, and the Issuer did not timely include such information in such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Issuer or any such director, officer, employee, shareholder or controlling person and shall survive the transfer of such securities by such seller.

                  (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 3.3(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action or proceeding; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 3.3(a) or (b), as the case may be, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable out of pocket costs (excluding professional fees) incurred in connection with complying with requests for production, depositions, interrogatories and the like; PROVIDED, HOWEVER, that if the indemnified party reasonably believes it is advisable for it to be represented by separate counsel because it has been advised by counsel that there exists a conflict of interest between its interests and those of the indemnifying party with respect to such claim, or there exist defenses available to such indemnified party which may not be available to the indemnifying party, or if the indemnifying party shall fail to assume responsibility for such defense, the indemnified party may retain counsel satisfactory to it and the indemnifying party shall pay all fees and expenses of such counsel in accordance with Section 3.3(a) or (b) hereof, as applicable. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party. No indemnified party shall consent to entry of judgment or enter into any settlement of such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably requested in connection with the defense of such claim and litigation resulting therefrom.

                  (d) CONTRIBUTION. If the indemnification provided for in this Section 3.3 shall for any reason be held by a court of competent jurisdiction to be unavailable to an indemnified party under Section 3.3(a) or
(b), as the case may be, in respect of any loss, claim, damage or liability, or any action or proceeding in respect thereof, then, in lieu of the amount paid or payable under Section 3.3(a) or (b), as the case may be, the indemnified party and the indemnifying party under Section 3.3(a) or (b), as the case may be, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Issuer and the prospective sellers of Registrable Securities covered by the Registration Statement in connection with the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations (the relative fault of the Issuer and such prospective sellers to be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or such prospective sellers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission) or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Issuer and such prospective sellers from the offering of the securities covered by such registration statement. The parties hereto acknowledge that in no event shall the obligation of any indemnifying party to contribute under this Section 3.3 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 3.3(a) or (b) had been available under the circumstances. The Issuer and each holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 3.3(d) were determined by pro rata allocation (even if such holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section 3.3(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this Section 3.3(d) are several in proportion to the relative value of their respective Registrable Securities covered by such Registration Statement and not joint. In no event shall any prospective seller be obligated to make a contribution pursuant to this Section 3.3(d) in excess of the amount of net proceeds received by such prospective seller in the offering giving rise to such obligation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld, conditioned or delayed.

                  (e) INDEMNIFICATION PAYMENTS. The indemnification and contribution required by this Section 3.3 shall be made by prompt periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         3.4 RULE 144. The Issuer shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144) and will take such further action as the holder or any broker facilitating such sale may reasonably request to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the Commission, including filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of any holder of Registrable Securities, the Issuer will deliver to such holder a written statement as to whether it has complied with such requirements.

         3.5      TRANSFER OF REGISTRATION RIGHTS.

                  (a) Each Stockholder may (i) transfer Registrable Securities with the associated registration rights under this Agreement to a Permitted Transferee and (ii) pledge or otherwise transfer as security Registrable Securities together with the associated registration rights under this Agreement to banking institutions (including investment banks) (each, a "PLEDGEE") in connection with financing or hedging arrangements with the Stockholder or its affiliates; PROVIDED, HOWEVER, that (A) the transferring Stockholder shall give the Issuer written notice prior to the time of such transfer or pledge stating the name and address of the Permitted Transferee or Pledgee and identifying the Registrable Securities with respect to which the rights under this Agreement are to be transferred, (B) such Permitted Transferee or Pledgee shall agree in writing to be bound as a Stockholder by the provisions of this Agreement insofar as it pertains to the holding, owning and disposition of Registrable Securities and (C) immediately following such transfer or pledge, the further disposition of such Registrable Securities by such Permitted Transferee or Pledgee would be restricted under the Securities Act.

                  (b) Upon any transfer of Registrable Securities other than as set forth in this Section 3.5, such securities shall no longer constitute Registrable Securities for purposes of this Agreement.

                  (c) If a Stockholder assigns its rights under this Agreement in connection with the transfer of less than all of its Registrable Securities, the Stockholder shall retain its rights under this Agreement with respect to its remaining Registrable Securities. If a Stockholder assigns its rights under this Agreement in connection with the transfer of all of its Registrable Securities, the Stockholder shall have no further obligations under this Agreement, except under Sections 2.5, 3.3, 4.1, 4.12 and 4.15 hereof.

         3.6 SUSPENSION OF SALES. (A) The Issuer shall promptly notify each holder of Registrable Securities (A) upon discovery that, or upon the happening of any event as a result of which, the Prospectus or the Registration Statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any event specified in clause (b) below; (B) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or (C) of any request by the Commission for (I) amendments to the Registration Statement or any document incorporated or deemed to be incorporated by reference in the Registration Statement, (II) supplements to the Prospectus or (III) additional information. Immediately following any such event (x) upon the request of the Issuer, the holders of Registrable Securities shall suspend the use of the Prospectus and shall not sell any Registrable Securities until such holder has received copies of the supplemented or amended Prospectus or until it is advised by the Issuer that the Prospectus may be used, and (y) the Issuer shall use commercially reasonable efforts to, as promptly as practicable or in the case of an event specified in clause (b) below, by the end of the Deferral Period (as defined below), prepare and file a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document that would be incorporated by reference into the Registration Statement and Prospectus so that the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and thereafter deliver to the holders of the Registrable Securities a reasonable number of copies of the supplement to amendment of such Prospectus complying with the foregoing, and, in the case of a post-effective amendment to a Registration Statement, use commercially reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable.

                  (b) Notwithstanding anything to the contrary contained herein, the Issuer will not be required to file any registration statement pursuant to this Agreement, file any amendment thereto, furnish any supplement to a prospectus included in a Registration Statement pursuant to Section 3.2(a)(i) or 3.2(a)(ii) hereof, make any other filing with the Commission, cause any registration statement or other filing with the Commission to become effective, or take any similar action, and any and all sales of Registrable Securities by a holder thereof pursuant to an effective registration statement shall be suspended: (i) if such filing or similar action would, in the good-faith judgment of the Issuer, materially interfere with business activities or plans of the Issuer, or (ii) if such filing or similar action would, in the good-faith judgment of counsel of the Issuer, require the disclosure of material non-public information which in the good-faith judgment of the Issuer, the Issuer has a bona fide business purpose for preserving as confidential and which, in the opinion of nationally-recognized counsel to the Issuer, the Issuer would not otherwise be required to disclose; provided that the Issuer may not delay any such actions or suspend any such sales pursuant to clause (i) or (ii) of the first sentence of this Section 3.6(b) for more than an aggregate of 60 consecutive days or, except as otherwise provided in the third sentence of this
Section 3.6(b), for an aggregate of 60 days in any period of twelve consecutive months. Upon the occurrence of any condition described in clauses (i) or (ii) of the first sentence of this Section 3.6(b), the Issuer shall give prompt notice thereof to the holders of the Registrable Securities. Upon the termination of the condition described in clauses (i) or (ii) of the first sentence of this
Section 3.6(b), the Issuer shall give prompt notice to the holders of Registrable Securities and shall promptly file any registration statement or amendment thereto required to be filed by it pursuant to this Agreement, furnish any prospectus supplement required to be furnished pursuant to Section 3.2(a)(i) or 3.2(a)(ii) hereof, make any other filing with the Commission required of it or terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated by this Agreement. If any such delay or suspension has gone into effect and then terminated and the holders of Registrable Securities have had the opportunity for at least 60 consecutive Business Days to sell Registrable Securities pursuant to the

Registration Statement, then the Issuer may again delay or suspend sales as provided above for a period of up to 60 days, even if such additional delay or suspension would result in a delay or suspension pursuant to this Section 3.6(b) being in effect for more than an aggregate of 60 days in a period of twelve consecutive months; PROVIDED, HOWEVER, that, if such period of additional delay or suspension extends for 60 days, Holder shall again have the opportunity for at least 60 consecutive Business Days to sell Registrable Securities. It is understood and agreed that the foregoing provisions of this Section 3.6(b) shall not prevent a sale pursuant to Rule 144 by a holder of Registrable Securities. As used in this Agreement, the term "Deferral Period" shall mean any period of time that sales of Registrable Securities are suspended pursuant to this Section 3.6(b). Any suspension pursuant to this Section 3.6(b) shall not be effective unless (1) each director and executive officer subject to Section 16(b) of the Exchange Act is prohibited from making purchases and sales by reason of the existence of material non-public information in clause (ii) of the first sentence of this Section 3.6(b), and (2) each other holder entitled to sell Issuer Common Stock under a selling stockholder prospectus, is or agrees to be subject to deferral provisions substantially equivalent to those contained in this Section 3.6(b).

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 NOTICES. All notices, requests, claims and demands and other communications hereunder shall be in writing and shall be deemed duly delivered
(i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one Business Day after being sent by facsimile transmission (provided the sender retains confirmation thereof) or for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

                 (a)       if to the Issuer, to

                           General Electric Company
                           3135 Easton Turnpike
                           Fairfield, Connecticut  06431
                           Attention:James R. Bunt, Vice President and Treasurer
                           Telecopy: (203) 373-3842

                  with a copy to:

                           General Electric Company
                           3135 Easton Turnpike
                           Fairfield, Connecticut  06431
                           Attention: Robert E. Healing, Esq., Corporate Counsel
                           Telecopy:  (203) 373-3079

                  with a copy to:

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, New York  10153
                           Attention: Howard Chatzinoff, Esq.

                 (b) if to a Stockholder, to its address set forth under its signature on the signature pages hereto, with a copy (that shall not constitute notice) to:

                           Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                           New York, New York  10019-6064
                           Attn: Robert B. Schumer, Esq.
                           Telecopy No.: (212) 757-3990

                  and if to Council Tree Hispanic Broadcasters II, L.L.C.,

                           with a copy to:

                           Kirkland & Ellis
                           153 East 53rd Street
                           New York, New York  10022
                           Attn.: Michael Brosse, Esq.
                           Telecopy No.:(212) 446-6460

                  and if to Sony Pictures Entertainment Inc.,

                           with a copy to:

                           Akin, Gump, Strauss, Hauer & Feld, LLC
                           2029 Century Park East
                           Suite 2400
                           Los Angeles, California  90067
                           Attn.: Linda G. Michaelson, Esq.
                           Telecopy No.: (310) 229-1001

                  and if to any member of Bastion Capital Fund, L.P., Bastion Partners, L.P., BCF Media, LLC, Bron Trust, Bron 2000 Trust, Villanueva Investments, Inc., Bron-Villanueva Capital, LLC or TLMD LLC,

                           with a copy to:

                           Irell & Manella LLP
                           1800 Avenue of the Stars
                           Suite 900
                           Los Angeles, California  90067
                           Attn.: Eric A. Webber, Esq.
                           Telecopy No.: (310) 203-7199
                  and if to Liberty TelemundoNet, Inc.,

                           with copies to:

                           Liberty Media Corporation
                           12300 Liberty Boulevard
                           Englewood, Colorado 80112
                           Attn: Charles Tanabe
                           Telecopy No.: (720) 875-5382

                           and

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           300 South Grand Avenue
                           Los Angeles, California 90071-3144
                           Attn: Rod A. Guerra, Jr., Esq.
                           Telecopy No.: (213) 687-5600

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the office of the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other parties to this Agreement notice in the manner herein set forth.

         4.2      ENTIRE AGREEMENT; NO INCONSISTENT AGREEMENT.

                  (a) This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof.

                  (b) The Issuer will not hereafter enter into any agreement with respect to its securities which would materially and adversely affect the rights granted to the holders of Registrable Securities in this Agreement.

         4.3 NO THIRD-PARTY BENEFICIARIES. Except as provided in Section 3.3, Section 3.5 and Section 4.14, this Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto.

         4.4 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and shall be enforceable by the parties hereto and, with respect to the Issuer, its respective successors and assigns and, with respect to the Stockholders, any holder of any Registrable Securities, subject to the provisions respecting the minimum numbers of percentages of shares of Registrable Securities required in order to be entitled to certain rights, or to take certain actions, contained herein. No assignment or transfer shall be effective hereunder unless and until the purported transferee executes and delivers an agreement, in form and substance reasonably acceptable to the parties, agreeing to be bound by the terms hereof.

         4.5 AMENDMENTS AND WAIVERS. This Agreement may be amended with the written consent of the Issuer and the Issuer may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Issuer shall have obtained the written consent to such amendment, action or omission to act, of the Requisite Holders affected by such amendment, action or omission; PROVIDED that any such amendment, action or omission that would adversely affect the registration rights granted under Article III hereof shall require the written consent of each Stockholder affected. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 4.5, whether or not such Registrable Securities shall have been marked to indicate such consent.

         4.6 NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Issuer, be treated as the holder of such Registrable Securities for purposes of any request, consent, waiver or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Issuer may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         4.7 CALCULATION OF PERCENTAGE INTERESTS IN REGISTRABLE SECURITIES. For purposes of this Agreement, all references to a percentage of the Registrable Securities shall be calculated based upon the total number of shares of Issuer Common Stock included in the definition of the Registrable Securities outstanding at the time such calculation is made.

         4.8 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that shall achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

         4.9 COUNTERPARTS AND SIGNATURE. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission.

         4.10 INTERPRETATION. When reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

         4.11 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of laws provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of New York.

         4.12 SUBMISSION TO JURISDICTION. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal or state court located in the State and City of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 4.12 as to giving notice hereunder shall be deemed effective service of process on such party.

         4.13 REMEDIES. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which the parties are entitled at law or in equity.

         4.14 ADOPTION AND APPROVAL OF MERGER AGREEMENT. Each Stockholder hereby adopts and approves the resolutions attached hereto as APPENDIX A and adopts and approves the Merger Agreement and the transactions contemplated thereby, including, without limitation, the Merger, in accordance with the provisions of Section 228 and Section 251(c) of the General Corporation Law of the State of Delaware; PROVIDED, that Station Partners, LLC is only voting 283,181 of its 444,681 shares of Series B Common Stock and 18,205 of its 19,164 shares of Series B Convertible Preferred Stock in approval; PROVIDED, FURTHER, that any material amendment of or material waiver under the Merger Agreement after the date hereof shall require the written consent of the Primary Stockholders, as defined in the Company Stockholders Agreement.

         4.15 WAIVER OF JURY TRIAL. EACH OF THE ISSUER AND THE STOCKHOLDERS HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE ISSUER AND THE STOCKHOLDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

         IN WITNESS WHEREOF, the Issuer and the Stockholders have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                   GENERAL ELECTRIC COMPANY

                                   By:  /s/
                                        ---------------------------------------
                                        Name:
                                        Title:

                                   COUNCIL TREE HISPANIC
                                      BROADCASTERS II, L.L.C.

                                   By:  /s/
                                        ---------------------------------------
                                        Name:
                                        Title:

                                -----------------------------------------------
                                  STOCK        DESIGNATION      NUMBER OF SHARES
                                CERTIFICATE    (COMMON OR         REPRESENTED
                                  NUMBER      SERIES PREFERRED)     THEREBY
                                -----------------------------------------------
                                B-1         Class B                444,861*
                                            Common Stock
                                -----------------------------------------------
                                PB-1        Series B                19,164*
                                            Preferred Stock
                                -----------------------------------------------
                                A-5         Class A                587,568**
                                            Common Stock
                                -----------------------------------------------
                                PA-3        Series A                37,773**
                                            Preferred Stock
                                -----------------------------------------------

                                STOCKHOLDER'S ADDRESS:
                                ----------------------

                                2919 17th Avenue, Suite 211
                                Longmont, Colorado 80503
                                Attention: Steve Hillard
                                Telecopy: 303-678-1859

------------------------

* Represents shares held directly by Station Partners, LLC, for which the Stockholder acts as managing member.

**   Represents shares held directly by Liberty TelemundoNet, Inc. over which the Stockholder exercises voting power.

                                   STATION PARTNERS, LLC

                                   By:  Council Tree Hispanic
                                          Broadcasters II, L.L.C.

                                   By:  /s/
                                        ---------------------------------------
                                        Name:
                                        Title:

                                -----------------------------------------------
                                  STOCK        DESIGNATION      NUMBER OF SHARES
                                CERTIFICATE    (COMMON OR         REPRESENTED
                                  NUMBER      SERIES PREFERRED)     THEREBY
                                -----------------------------------------------
                                B-1         Class B                444,861
                                            Common Stock
                                -----------------------------------------------
                                PB-1        Series B                19,164
                                            Preferred Stock
                                -----------------------------------------------
                                A-5         Class A                587,568*
                                            Common Stock
                                -----------------------------------------------
                                PA-3        Series A                37,773*
                                            Preferred Stock
                                -----------------------------------------------

                                STOCKHOLDER'S ADDRESS:
                                ----------------------

                                2919 17th Avenue, Suite 211
                                Longmont, Colorado 80503
                                Attention: Steve Hillard
                                Telecopy: 303-678-1859

------------------------
* Represents shares held directly by Liberty TelemundoNet, Inc. over which the Stockholder exercises voting power.

                                   TLMD LLC:

                                   By:  DDG Capital, LLC, as Manager

                                   By:  /s/ William (Guillermo) Bron
                                        ---------------------------------------
                                        Name:   William (Guillermo) Bron
                                        Title:  Its Manager

                                   By:  /s/ Daniel D. Villanueva
                                        ---------------------------------------
                                        Name:   Daniel D. Villanueva
                                        Title:  Its Manager

                                -----------------------------------------------
                                  STOCK        DESIGNATION      NUMBER OF SHARES
                                CERTIFICATE    (COMMON OR         REPRESENTED
                                  NUMBER      SERIES PREFERRED)     THEREBY
                                -----------------------------------------------
                                PA-4        Series A                14,809
                                            Preferred Stock
                                -----------------------------------------------

                                STOCKHOLDER'S ADDRESS:
                                ----------------------

                                1901 Avenue of the Stars, Suite 400
                                Los Angeles, California 90067
                                Attention: Guillermo Bron
                                Telecopy: 310-277-7582

                                   BRON-VILLANUEVA CAPITAL, LLC

                                   By:  /s/ William (Guillermo) Bron
                                        ---------------------------------------
                                        Name:   William (Guillermo) Bron
                                        Title:  A Control Manager

                                -----------------------------------------------
                                  STOCK        DESIGNATION      NUMBER OF SHARES
                                CERTIFICATE    (COMMON OR         REPRESENTED
                                  NUMBER      SERIES PREFERRED)     THEREBY
                                -----------------------------------------------
                                A-3         Class A                 83,581
                                            Common Stock
                                -----------------------------------------------

                                STOCKHOLDER'S ADDRESS:
                                ----------------------

                                1901 Avenue of the Stars, Suite 400
                                Los Angeles, California 90067
                                Attention: Guillermo Bron
                                Telecopy: 310-277-7582

                                   LIBERTY TELEMUNDONET, INC.

                                   By:  /s/
                                        ---------------------------------------
                                        Name:
                                        Title:

                                -----------------------------------------------
                                  STOCK        DESIGNATION      NUMBER OF SHARES
                                CERTIFICATE    (COMMON OR         REPRESENTED
                                  NUMBER      SERIES PREFERRED)     THEREBY
                                -----------------------------------------------
                                A-5         Class A                587,568*
                                            Common Stock
                                -----------------------------------------------
                                PA-3        Series A                37,773*
                                            Preferred Stock
                                -----------------------------------------------

                                STOCKHOLDER'S ADDRESS:
                                ----------------------

                                12300 Liberty Boulevard
                                Englewood, Colorado 80112
                                Attention: David Koff
                                Telecopy: 720-875-5448

------------------------
* Represents shares held directly by the Stockholder over which Station Partners, LLC exercises voting power.

                                   SONY PICTURES ENTERTAINMENT
                                      INC.

                                   By:  /s/
                                        ---------------------------------------
                                        Name:
                                        Title:

                                -----------------------------------------------
                                  STOCK        DESIGNATION      NUMBER OF SHARES
                                CERTIFICATE    (COMMON OR         REPRESENTED
                                  NUMBER      SERIES PREFERRED)     THEREBY
                                -----------------------------------------------
                                PA-1        Series A                25,059
                                            Preferred Stock
                                -----------------------------------------------
                                A-1         Class A                235,779
                                            Common Stock
                                -----------------------------------------------
                                PA-2        Series A                12,714*
                                            Preferred Stock
                                -----------------------------------------------
                                A-4         Class A                119,608*
                                            Common Stock
                                -----------------------------------------------
                                --          Class A                232,181**
                                            Common Stock
                                -----------------------------------------------

                                STOCKHOLDER'S ADDRESS:
                                ----------------------

                                9336 West Washington Boulevard
                                Culver City, California 90232
                                Attention: Len Grossi
                                Telecopy: 310-202-3404

------------------------
* Represents shares held directly by SPE Mundo Investment Inc., an indirect, wholly owned subsidiary of the Stockholder.

**   Represents shares of Class A Common Stock issuable to SPE Mundo Investment
Inc. upon exchange of its 33% membership interest in Telemundo Network Group LLC, a Delaware limited liability company.

                                   SPE MUNDO INVESTMENT INC.

                                   By:  /s/
                                        ---------------------------------------
                                        Name:
                                        Title:

                                -----------------------------------------------
                                  STOCK        DESIGNATION      NUMBER OF SHARES
                                CERTIFICATE    (COMMON OR         REPRESENTED
                                  NUMBER      SERIES PREFERRED)     THEREBY
                                -----------------------------------------------
                                PA-2        Series A                12,714
                                            Preferred Stock
                                -----------------------------------------------
                                A-4         Class A                119,608
                                            Common Stock
                                -----------------------------------------------
                                --          Class A                232,181*
                                            Common Stock
                                -----------------------------------------------

                                STOCKHOLDER'S ADDRESS:
                                ----------------------

                                9336 West Washington Boulevard
                                Culver City, California 90232
                                Attention: Len Grossi
                                Telecopy: 310-202-3404

------------------------
* Represents shares of Class A Common Stock issuable to the Stockholder upon exchange of its 33% membership interest in Telemundo Network Group LLC, a Delaware limited liability company.

                                   BASTION CAPITAL FUND, L.P.

                                   By:  Bastion Partners, L.P.
                                        Its General Partner

                                   By:  Bron Corp.,
                                        Its Co-General Partner

                                        By: /s/ William (Guillermo) Bron
                                           ------------------------------------
                                           William (Guillermo) Bron, President

                                   By:  Villanueva Investments, Inc.,
                                        Its Co-General Partner

                                        By: /s/ Daniel D. Villanuerva
                                           ------------------------------------
                                           Daniel D. Villanueva, President

                                -----------------------------------------------
                                  STOCK        DESIGNATION      NUMBER OF SHARES
                                CERTIFICATE    (COMMON OR         REPRESENTED
                                  NUMBER      SERIES PREFERRED)     THEREBY
                                -----------------------------------------------
                                --
                                -----------------------------------------------

                                STOCKHOLDER'S ADDRESS:
                                ----------------------

                                1901 Avenue of the Stars, Suite 400
                                Los Angeles, California 90067
                                Attention: Guillermo Bron
                                Telecopy: 310-277-7582

                                   BASTION PARTNERS, L.P.

                                   By:  Bron Corp.,
                                        Its Co-General Partner

                                        By: /s/ William (Guillermo) Bron
                                           ------------------------------------
                                           William (Guillermo) Bron, President

                                   By:  Villanueva Investments, Inc.,
                                        Its Co-General Partner

                                        By: /s/ Daniel D. Villanueva
                                           ------------------------------------
                                           Daniel D. Villanueva, President

                                -----------------------------------------------
                                  STOCK        DESIGNATION      NUMBER OF SHARES
                                CERTIFICATE    (COMMON OR         REPRESENTED
                                  NUMBER      SERIES PREFERRED)     THEREBY
                                -----------------------------------------------
                                --
                                -----------------------------------------------

                                STOCKHOLDER'S ADDRESS:
                                ----------------------

                                1901 Avenue of the Stars, Suite 400
                                Los Angeles, California 90067
                                Attention: Guillermo Bron
                                Telecopy: 310-277-7582

                                   BCF MEDIA, LLC

                                   By:  /s/ William (Guillermo) Bron
                                        ---------------------------------------
                                        William (Guillermo) Bron, its Manager

                                   By:  /s/ Daniel D. Villanueva
                                        ---------------------------------------
                                        Daniel D. Villanueva, its Manager

                                -----------------------------------------------
                                  STOCK        DESIGNATION      NUMBER OF SHARES
                                CERTIFICATE    (COMMON OR         REPRESENTED
                                  NUMBER      SERIES PREFERRED)     THEREBY
                                -----------------------------------------------
                                --
                                -----------------------------------------------

                                STOCKHOLDER'S ADDRESS:
                                ----------------------

                                1901 Avenue of the Stars, Suite 400
                                Los Angeles, California 90067
                                Attention: Guillermo Bron
                                Telecopy: 310-277-7582

                                   BRON 2000 TRUST dated September 29, 2000

                                   By:  /s/ William (Guillermo) Bron
                                        ---------------------------------------
                                        William (Guillermo) Bron, Trustee

                                -----------------------------------------------
                                  STOCK        DESIGNATION      NUMBER OF SHARES
                                CERTIFICATE    (COMMON OR         REPRESENTED
                                  NUMBER      SERIES PREFERRED)     THEREBY
                                -----------------------------------------------
                                --
                                -----------------------------------------------

                                STOCKHOLDER'S ADDRESS:
                                ----------------------

                                1901 Avenue of the Stars, Suite 400
                                Los Angeles, California 90067
                                Attention: Guillermo Bron
                                Telecopy: 310-277-7582

                                   VILLANUEVA INVESTMENTS, INC.

                                   By:  /s/ Daniel D. Villanueva
                                        ---------------------------------------
                                        Daniel D. Villanueva, President

                                -----------------------------------------------
                                  STOCK        DESIGNATION      NUMBER OF SHARES
                                CERTIFICATE    (COMMON OR         REPRESENTED
                                  NUMBER      SERIES PREFERRED)     THEREBY
                                -----------------------------------------------
                                --
                                -----------------------------------------------

                                STOCKHOLDER'S ADDRESS:
                                ----------------------

                                1901 Avenue of the Stars, Suite 400
                                Los Angeles, California 90067
                                Attention: Guillermo Bron
                                Telecopy: 310-277-7582

                                   BRON TRUST dated July 29, 1998

                                   By:  /s/ William (Guillermo) Bron
                                        ---------------------------------------
                                        William (Guillermo) Bron, Trustee

                                -----------------------------------------------
                                  STOCK        DESIGNATION      NUMBER OF SHARES
                                CERTIFICATE    (COMMON OR         REPRESENTED
                                  NUMBER      SERIES PREFERRED)     THEREBY
                                -----------------------------------------------
                                --
                                -----------------------------------------------

                                STOCKHOLDER'S ADDRESS:
                                ----------------------

                                1901 Avenue of the Stars, Suite 400
                                Los Angeles, California 90067
                                Attention: Guillermo Bron
                                Telecopy: 310-277-7582

                                                                      APPENDIX A
                                                                      ----------

                           WRITTEN CONSENT IN LIEU OF
                    A SPECIAL MEETING OF THE STOCKHOLDERS OF
                      TELEMUNDO COMMUNICATIONS GROUP, INC.

                  In accordance with Sections 228 and 251(c) of the Delaware General Corporation Law (the "DGCL"), the undersigned, being holders of all of the issued and outstanding Class A common stock, par value $0.01 per share, Class B common stock, par value $0.01 per share, Series A Convertible Preferred Stock, par value $0.01 per share, and Series B Convertible Preferred Stock, par value $0.01 per share, of Telemundo Communications Group, Inc. (the "CORPORATION"), by this consent in writing does hereby waive all notice of the time, place and purposes of a special meeting of the Corporation's stockholders required by the DGCL or the Corporation's bylaws and hereby consent to the adoption of the following resolutions with the same force and effect as if they had been adopted at a duly convened meeting of the stockholders of the
Corporation:

1.       APPROVAL OF THE MERGER AND AGREEMENT AND PLAN OF MERGER.

                  RESOLVED, that the form, terms and provisions of the Agreement and Plan of Merger (the "AGREEMENT AND PLAN OF Merger") by and among the Corporation, General Electric Company, National Broadcasting Corporation, Inc., TN Acquisition Corp. and SPE Mundo Investment Inc., substantially in accordance with the terms and conditions thereof previously presented to the stockholders, providing for, among other things, the merger of the Corporation with and into TN Acquisition Corp., be, and the same hereby are, approved and adopted.

2.       GENERAL AUTHORIZATION.

                  RESOLVED, that the officers of the Corporation hereby are, and each of them singly hereby is, authorized, directed and empowered, for and on behalf of the Corporation, to take any action (including, without limitation, the payment of expenses) and to execute (by manual or facsimile signature) and to deliver all such further documents, contracts, letters, agreements, instruments, drafts, receipts or other writings that such officers may in their sole discretion deem necessary or appropriate to carry out, comply with and effectuate the purposes of the foregoing resolutions and the transactions contemplated thereby, and that the authority of such officers to execute and deliver any such documents and instruments, and to take any such other action, shall be conclusively evidenced by their execution and delivery thereof or their taking thereof; PROVIDED, HOWEVER, that any material amendment or material waiver under the Merger Agreement after the date hereof shall require the written consent of the Primary Stockholders, as defined in the Amended and Restated Stockholders' Agreement, dated as of May 31, 2001, by and among the Corporation and the other parties named therein; and it is further

                  RESOLVED, that any action previously taken by any officer of the Corporation in furtherance of or consistent with the matters authorized by the foregoing resolutions is in all respects hereby approved, ratified and confirmed.

                                   SCHEDULE A
                                   ----------

                  Bron-Villanueva Capital, LLC has pledged 83,581 shares of TCG Series A Common Stock to an entity associated with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                  The Class B Common Stock and Series B Convertible Preferred Stock held by Station Partners, LLC are subject to a put/call agreement with Sony Pictures Entertainment Inc. and Liberty Media Corporation.

                  The Class A Common Stock held by Bron-Villanueva Capital, LLC are subject to a put/call agreement with Sony Pictures Entertainment Inc. and Liberty Media Corporation.

                  The Series A Convertible Preferred Stock held by TLMD LLC are subject to a put/call agreement with Sony Pictures Entertainment Inc. and Liberty Media Corporation.

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I         DEFINITIONS..................................................1
         1.1      Certain Definitions..........................................1
         1.2      Capitalized Terms............................................4
         1.3      Other Definitions............................................4

ARTICLE II        REPRESENTATIONS AND WARRANTIES AND CERTAIN COVENANTS.........4
         2.1      Representations and Warranties of each Stockholder...........4
         2.2      Certain Acknowledgments......................................7
         2.3      Representations and Warranties of the Issuer.................7
         2.4      Transfers of Company Stock...................................8
         2.5      Cash Election................................................8
         2.6      Confidentiality..............................................9

ARTICLE III       REGISTRATION RIGHTS..........................................9
         3.1      Shelf Registration...........................................9
         3.2      Registration Procedures.....................................10
         3.3      Indemnification.............................................13
         3.4      Rule 144....................................................16
         3.5      Transfer of Registration Rights.............................17
         3.6      Suspension of Sales(a)......................................17

ARTICLE IV        MISCELLANEOUS...............................................19
         4.1      Notices.....................................................19
         4.2      Entire Agreement; No Inconsistent Agreement.................21
         4.3      No Third-Party Beneficiaries................................21
         4.4      Assignment..................................................21
         4.5      Amendments and Waivers......................................22
         4.6      Nominees for Beneficial Owners..............................22
         4.7      Calculation of Percentage Interests in
                     Registrable Securities...................................22
         4.8      Severability................................................22
         4.9      Counterparts and Signature..................................23
         4.10     Interpretation..............................................23
         4.11     Governing Law...............................................23
         4.12     Submission to Jurisdiction..................................23
         4.13     Remedies....................................................24
         4.14     Adoption and Approval of Merger Agreement...................24
         4.15     WAIVER OF JURY TRIAL........................................24